UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  January 3, 2006
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                          LASERLOCK TECHNOLOGIES, INC.
                          -----------------------------
                 (Exact Name of Registrant Specified in Charter)


     Nevada                        0-31927                       23-3023677
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(State or Other                (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)

             837 Lindy Lane
       Bala Cynwyd, Pennsylvania                                   19004
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (610) 668-1952
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement.

      On January 3, 2006, pursuant to resolutions passed by the board of directors of Registrant on December 13, 2005 and an oral agreement between the Registrant and Norman A. Gardner, the Registrant's President and Chief Executive Officer, the Registrant granted shares of its common stock to Mr. Gardner. Under the agreement, the Registrant grants 3,000,000 shares of the Registrant's common stock to Mr. Gardner in consideration for his work to date in attempting to secure a transaction for the Company that will assist the Company in raising additional capital.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LASERLOCK TECHNOLOGIES, INC.



Date:  January 18, 2006             /s/ NORMAN GARDNER
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                                    Name:  Norman Gardner
                                    Title: President and Chief Executive Officer